EXHIBIT 32.1
Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Ambac Financial Group, Inc. (the “Company”) for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Nader Tavakoli, as Chief Executive Officer of the Company, and David Trick, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Nader Tavakoli
Name:	Nader Tavakoli
Title:	President and Chief Executive Officer

		By:	/s/ David Trick
		Name:	David Trick
		Title:	Chief Financial Officer and Treasurer
Dated:	February 29, 2016